Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	December-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconcilations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn Signature of Authorized Individual*	2/2/06 Date

Robert Dunn Printed Name of Authorized Individual	President and Chief Restructuring Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213             December 31, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	13,524,323	—			13,524,323	14,816,729	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,904,373				9,904,373	9,650,000	350,660,594	322,011,238
Interest Income/Other Income	26,561				26,561	—	11,575,851	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,507,679)	2,507,679			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,423,255	2,507,679	—	—	9,930,934	9,650,000	408,538,845	323,232,238

Disbursements
Gross Payroll/Payroll Taxes		2,507,679			2,507,679	1,772,800	63,084,105	58,305,145
Sales, Use & Other Taxes	33,146				33,146		1,479,360	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	206,348				206,348		2,498,969	—
Insurance/Payroll WH paid from operating accounts	12,621				12,621	14,300	324,426	23,800
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,822,392				1,822,392	2,847,515	67,022,257	66,006,504
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	7,625,559				7,625,559	8,920,000	177,676,055	179,402,823
					—		—
Deposits to Lenders	—				—		75,049,322	2,500,000
Professional fees - Carve-out	887,343				887,343	1,350,000	31,353,203	26,271,526
US Trustee Quarterly Fees	—				—	—	661,051	563,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	10,587,409	2,507,679	—	—	13,095,089	14,904,615	419,148,748	333,073,048

Net Cash Flow (Receipts less Disbursements)	(3,164,154)	—	—	—	(3,164,154)	(5,254,615)	(10,609,903)	(9,840,810)

Cash - End of Month	10,360,168	—	—	—	10,360,168	9,562,114	10,360,168	9,562,114

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 12/2	BUDGET 12/9	BUDGET 12/16	BUDGET 12/23	BUDGET 12/30	BUDGET MONTH DECEMBER
Beginning Cash	$14,816,729	$13,899,554	$12,824,879	$11,359,114	$9,522,689	$14,816,729
Cash Receipts
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	2,300,000	2,400,000	1,700,000	1,250,000	2,000,000	9,650,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	2,300,000	2,400,000	1,700,000	1,250,000	2,000,000	9,650,000

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	1,900,000	2,000,000	1,850,000	1,600,000	1,200,000	8,550,000
Expenses related to Loans	85,000	75,000	85,000	50,000	75,000	370,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,985,000	2,075,000	1,935,000	1,650,000	1,275,000	8,920,000

						—

NET CASH RECEIPTS	315,000	325,000	(235,000)	(400,000)	725,000	730,000

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	60,000	60,000	60,000	60,000	100,000	340,000
Bank Charges	—	—	35,075	—	—	35,075
Claims Funding*	33,000	68,000	28,000	58,000	38,000	225,000
Company Auto	1,500	10,000	1,500	1,500	1,500	16,000
Computer Costs	10,500	4,500	6,500	1,500	5,500	28,500
Dues And Subscriptions	5,000	500	500	500	5,000	11,500
Employee Reimbursements - collections exp	1,500	1,000	1,000	1,000	1,000	5,500
Equipment Rental	5,000	—	750	—	5,000	10,750
Fixed Assets	5,000	5,000	15,000	5,000	5,000	35,000
Forms & Printing	35,000	150	35,000	—	35,000	105,150
Insurance	2,150	25,150	150	150	150	27,750
Meals & Entertainment	12,000	15,050	2,000	5,000	5,000	39,050
Miscellaneous	7,750	3,750	3,750	3,750	3,750	22,750
Office Expense	7,500	3,500	4,500	3,500	6,500	25,500
Postage	15,125	15,125	15,125	15,125	10,125	70,625
Prepaid Expenses	—	—	—	56,250	—	56,250
Prepaid Software ABS	—	21,000	—	5,000	—	26,000
Professional Fees-Ordinary Course	30,000	15,000	75,000	15,000	30,000	165,000
Rent	6,500	8,000	12,000	180,000	4,300	210,800
Repairs & Maintenance	6,000	6,250	6,000	6,000	6,000	30,250
Roadgard	—	60,000	—	—	—	60,000
Seminars & Meetings	5,000	—	5,000	—	5,000	15,000
Taxes & Licenses	5,000	2,300	10,000	—	—	17,300
Telephone	40,500	18,500	25,500	25,500	25,500	135,500
Temporary Agency Staff	6,400	3,400	3,400	3,400	3,400	20,000
Board of Directors	3,750	—	—	—	15,000	18,750
Travel	2,000	30,000	2,000	2,000	2,000	38,000
Utilities	18,500	11,500	7,250	6,250	6,250	49,750

Total Operating Cash Disbursements	324,675	387,675	355,000	454,425	318,975	1,840,750

						—
						—
Other Items						—
						—
Interest to Finova	—	—	368,765	—	—	368,765
Payroll Paid TTG	30,000	—	30,000	—	30,000	90,000
Payroll Paid SMC	—	730,000	175,000	700,000	—	1,605,000
401K	37,500	—	—	—	40,300	77,800
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	14,300	14,300
Credit Insurance Carrier	558,000	—	—	—	—	558,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	270,000	270,000	270,000	270,000	270,000	1,350,000

Total Other Items	907,500	1,012,000	875,765	982,000	366,600	4,143,865

						—
Cash from Operations						—
Total Collections	2,300,000	2,400,000	1,700,000	1,250,000	2,000,000	9,650,000
Total Disbursements	2,935,175	3,192,675	2,883,765	2,804,425	1,678,575	13,494,615

Net Cash from Operations	(635,175)	(792,675)	(1,183,765)	(1,554,425)	321,425	(3,844,615)

Restructuring Expense	(282,000)	(282,000)	(282,000)	(282,000)	(282,000)	(1,410,000)

Net Change in Cash	(917,175)	(1,074,675)	(1,465,765)	(1,836,425)	39,425	(5,254,615)

Adjustment due to New Budget Period						—

Ending Cash	13,899,554	12,824,879	11,359,114	9,522,689	9,562,114	9,562,114

THAXTON MONTHLY OPERATING REPORT - December 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for December-06

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC	Thaxton Operating Company	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	Southern Management Corporation	Tico Credit Corporation
		Corporate	All activity recorded at sub level					All activity recorded at sub level	Consolidated	Consolidated
Beginning Cash Position	13,524,322.68	13,224,012.63	—	—	—	—	—		301,580.65	(1,270.60)

			—
TICO Cash Collected	141,184.65	—		—	—	—	—		—	141,184.65
SM Cash Collected	9,763,188.46	—		—	—	—	—		9,763,188.46	—
Other Income Collected	26,561.14	26,240.76		—	—	—	—		220.38	100.00
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,930,934.25	26,240.76	—	—	—	—	—	—	9,763,408.84	141,284.65

	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(2,678,654.64)		—	—	—	—		2,795,119.74	(116,465.10)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,930,934.25	(2,652,413.88)	—	—	—	—	—	—	12,558,528.58	24,819.55

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	7,358,602.65	—		—	—	—	—		7,358,602.65	—
Expenses related to Loans\Thaxton Insurance Group	266,956.16	—		—	—	—	—		267,004.91	(48.75)

Subtotal -Loans	7,625,558.81	—	—	—	—	—	—		7,625,607.56	(48.75)

		—		—	—	—	—		—	—
Cash Disbursements-Other	—	—		—	—	—	—		—	—
Advertising	213,287.13	—		—	—	—	—		213,287.13	—
Bank Charges	64.94	14.00		—	—	—	—		50.94	—
Claims Funding*	167,686.69	—		—	—	—	—		167,686.69	—
Company Auto	17,252.96	—		—	—	—	—		17,252.96	—
Computer Costs	19,242.62	4,285.50		—	—	—	—		14,616.12	341.00
Dues And Subscriptions	8,183.70	—		—	—	—	—		8,183.70	—
Equipment Rental	3,375.90	—		—	—	—	—		3,375.90	—
Fixed Assets	29,763.31	—		—	—	—	—		29,763.31	—
Forms & Printing	10,966.38	—		—	—	—	—		10,966.38	—
Insurance	12,621.39	(1,992.91)		—	—	—	—		14,614.30	—
Meals & Entertainment	13,855.25	114.63		—	—	—	—		13,740.62	—
Miscellaneous	5,878.74	1,160.00		—	—	—	—		4,746.70	(27.96)
Office Expense	31,997.33	866.77		—	—	—	—		31,130.56	—
Postage	37,632.85	192.02		—	—	—	—		37,407.05	33.78
Prepaid Expenses	56,250.00	—		—	—	—	—		56,250.00	—
Prepaid Software ABS	23,074.45	—		—	—	—	—		23,074.45	—
Professional Fees-Ordinary Course	6,851.17	5,698.73		—	—	—	—		72.44	1,080.00
Rent	206,348.19	4,653.00		—	—	—	—		188,933.69	12,761.50
Repairs & Maintenance	20,302.84	233.20		—	—	—	—		20,069.64	—
Seminars & Meetings	1,366.50	—		—	—	—	—		1,366.50	—
Taxes & Licenses	33,146.14	625.17		—	—	—	—		32,512.85	8.12
Telephone	85,058.51	1,226.98		—	—	—	—		83,831.53	—
Temporary Agency Staff	816.50	—		—	—	—	—		816.50	—
Travel	17,913.60	44.00		—	—	—	—		17,869.60	—
Utilities	39,614.66	343.00		—	—	—	—		39,138.02	133.64
Interest to Finova	342,740.00	342,740.00		—	—	—	—		—	—
Payroll Paid TTG	37,300.21	26,411.23		—	—	—	—		—	10,888.98
Payroll Paid SMC	2,470,379.13	—		—	—	—	—		2,470,379.13	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	439,352.80	—		—	—	—	—		439,352.80	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	887,343.00	887,343.00		—	—	—	—		—	—
Other	98,019.22	40,791.00		—	—	—	—		57,228.22	—

Total Other Cash Disbursements	5,385,686.11	1,362,749.32	—	—	—	—	—		3,997,717.73	25,219.06

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	13,011,244.92	1,362,749.32	—	—	—	—	—		11,623,325.29	25,170.31

	10,444,012.01	9,208,849.43	—	—	—	—	—		1,236,783.94	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	10,444,012.01	9,208,849.43			—	—	—		1,236,783.94	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance.

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	02/02/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		13,524,322.68		—	13,524,322.68

TICO Cash Collected		141,184.65	—	—	141,184.65
SM Cash Collected		9,763,188.46	—	—	9,763,188.46
Other Income Collected		26,561.14	—	—	26,561.14
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,930,934.25	—	—	9,930,934.25

		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,507,679.34)	2,507,679.34	—	0.00
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,423,254.91	2,507,679.34	—	9,930,934.25

Cash Disbursements - Loans
Loan Proceeds Checks		7,358,602.65			7,358,602.65
Expenses related to Loans\Thaxton Insurance Group		266,956.16			266,956.16

Subtotal-Loans		7,625,558.81	—	—	7,625,558.81

		—
Cash Disbursements - Other		—
Advertising		213,287.13		—	213,287.13
Bank Charges		64.94	—	—	64.94
Claims Funding*		167,686.69		—	167,686.69
Company Auto		17,252.96	—	—	17,252.96
Computer Costs		19,242.62	—	—	19,242.62
Dues And Subscriptions		8,183.70	—	—	8,183.70
Equipment Rental		3,375.90	—	—	3,375.90
Fixed Assets		29,763.31	—	—	29,763.31
Forms & Printing		10,966.38	—	—	10,966.38
Insurance		12,621.39	—	—	12,621.39
Meals & Entertainment		13,855.25	—	—	13,855.25
Miscellaneous		5,878.74	—	—	5,878.74
Office Expense		31,997.33	—	—	31,997.33
Postage		37,632.85	—	—	37,632.85
Prepaid Expenses		56,250.00	—	—	56,250.00
Prepaid Software ABS		23,074.45	—	—	23,074.45
Professional Fees-Ordinary Course		6,851.17	—	—	6,851.17
Rent		206,348.19	—	—	206,348.19
Repairs & Maintenance		20,302.84	—	—	20,302.84
Seminars & Meetings		1,366.50	—	—	1,366.50
Taxes & Licenses		33,146.14	—	—	33,146.14
Telephone		85,058.51	—	—	85,058.51
Temporary Agency Staff		816.50	—	—	816.50
Travel		17,913.60	—	—	17,913.60
Utilities		39,614.66	—	—	39,614.66
Interest to Finova		342,740.00	—	—	342,740.00
Payroll Paid TTG		—	37,300.21	—	37,300.21
Payroll Paid SMC		—	2,470,379.13	—	2,470,379.13
Restructuring Officer		48,000.00	—	—	48,000.00
Credit Insurance Payments		439,352.80	—	—	439,352.80
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		887,343.00	—	—	887,343.00
Other		98,019.22	—	—	98,019.22

Total Other Cash Disbursements		2,878,006.77	2,507,679.34	—	5,385,686.11

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		10,503,565.58	2,507,679.34	—	13,011,244.92

		10,444,012.01	—	—	10,444,012.01

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,362,749.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,362,749.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	December-06	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	13,224,012.63	—	11,522,667.52	393,802.45	1,307,542.66	—	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	26,240.76	—	13,002.39		13,238.37	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	26,240.76	—	13,002.39	—	13,238.37	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,678,654.64)	—	(4,000,000.00)	—	1,294,934.13	26,411.23	—
	—
	—					—

Total Cash receipts	(2,652,413.88)	—	(3,986,997.61)	—	1,308,172.50	26,411.23	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	14.00		7.00	—	7	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,285.50				4,286
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(1,992.91)				(1,993)
Meals & Entertainment	114.63				115
Miscellaneous	1,160.00				1,160
Office Expense	866.77				867
Postage	192.02				192
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	5,698.73				5,699
Rent	4,653.00				4,653
Repairs & Maintenance	233.20				233
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	625.17				625
Telephone	1,226.98				1,227
Temporary Agency Staff	—				—
Travel	44.00				44
Utilities	343.00				343
Interest to Finova	342,740.00				342,740
Payroll Paid TTG	26,411.23					26,411.23
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	887,343.00				887,343
Other	40,791.00				40,791

Total Other Cash Disbursements	1,362,749.32	—	7.00	—	1,336,331	26,411.23	—

TOTAL ALL CASH DISBURSEMENTS	1,362,749.32	—	7.00	—	1,336,331	26,411.23	—

	9,208,849.43	—	7,535,662.91	393,802.45	1,279,384.07	—	—

Book Balance per bank rec.	9,208,849.43	—	7,535,662.91	393,802.45	1,279,384.07	—	—

THE THAXTON GROUP	Case No.	03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	13,224,012.63	—	—	13,224,012.63

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	26,240.76	—	—	26,240.76
Proceeds from the sales of the TICO Assets

SUBTOTAL	26,240.76	—	—	26,240.76

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,678,654.64)	—	—	(2,678,654.64)
			—	—
	—	—	—	—

Total Cash receipts	(2,652,413.88)	—	—	(2,652,413.88)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	14.00	—	—	14.00
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,285.50	—	—	4,285.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(1,992.91)	—	—	(1,992.91)
Meals & Entertainment	114.63	—	—	114.63
Miscellaneous	1,160.00	—	—	1,160.00
Office Expense	866.77	—	—	866.77
Postage	192.02	—	—	192.02
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,698.73	—	—	5,698.73
Rent	4,653.00	—	—	4,653.00
Repairs & Maintenance	233.20	—	—	233.20
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,226.98	—	—	1,226.98
Temporary Agency Staff	—	—	—	—
Travel	44.00	—	—	44.00
Utilities	343.00	—	—	343.00
Interest to Finova	342,740.00	—	—	342,740.00
Payroll Paid TTG	—	26,411.23	—	26,411.23
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	887,343.00	—	—	887,343.00
Other	40,791.00	—	—	40,791.00

Total Other Cash Disbursements	1,336,338.09	26,411.23	—	1,362,749.32

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,336,338.09	26,411.23	—	1,362,749.32

	9,235,260.66	(26,411.23)	—	9,208,849.43

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for December-06
FED ID# 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for December-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(5,476.29)	7,034.47	(12,510.76)			(5,476.29)	—	—	(5,476.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,476.29)	7,034.47	(12,510.76)	—		(5,476.29)	—	—	(5,476.29)

Book Balance per bank rec.	(5,476.29)	7,034.47	(12,510.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for December-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for December-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for December-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees - Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for December-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees - Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for                    December-06

FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,270.60)	—	—	—	—	—	(0.00)	—	—	—	(1,270.60)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	141,184.65	—	—	—	—	—	5,002.65	—	—	—	136,182.00
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	100.00	—	—	—	—	—	100.00	—	—	—	—

SUBTOTAL	141,284.65	—	—	—	—	—	5,102.65	—	—	—	136,182.00

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(116,465.10)	—	—	—	(27.96)	—	(5,151.40)	—	—	—	(111,285.74)
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova Holdback, Deposits and Escrows	— —	— —	— —	— —	— —	— —	— —	— —	— —	— —	— —
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	24,819.55	—	—	—	(27.96)	—	(48.75)	—	—	—	24,896.26

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(48.75)	—	—	—	—	—	(48.75)	—	—	—	—

Subtotal - Loans	(48.75)	—	—	—	—	—	(48.75)	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	(27.96)	—	—	—	(27.96)	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	33.78	—	—	—	—	—	—	—	—	—	33.78
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	1,080.00	—	—	—	—	—	—	—	—	—	1,080.00
Rent	12,761.50	—	—	—	—	—	—	—	—	—	12,761.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	8.12	—	—	—	—	—	—	—	—	—	8.12
Telephone	—	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	133.64	—	—	—	—	—	—	—	—	—	133.64
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	10,888.98	—	—	—	—	—	—	—	—	—	10,888.98
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	25,219.06	—	—	—	(27.96)	—	—	—	—	—	25,247.02

TOTAL ALL CASH DISBURSEMENTS	25,170.31	—	—	—	(27.96)	—	(48.75)	—	—	—	25,247.02

			—	—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	—	—	—	—	(0.00)	0.00	—	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,270.60)	—	—	(1,270.60)

		—	—	—
TICO Cash Collected	141,184.65	—	—	141,184.65
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	100.00	—	—	100.00

SUBTOTAL	141,284.65	—	—	141,284.65

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(127,354.08)	10,888.98	—	(116,465.10)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	13,930.57	10,888.98	—	24,819.55	—

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(48.75)			(48.75)

Subtotal - Loans	(48.75)			(48.75)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements -collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(27.96)	—	—	(27.96)
Office Expense	—	—	—	—
Postage	33.78	—	—	33.78
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees - Ordinary Course	1,080.00	—	—	1,080.00
Rent	12,761.50	—	—	12,761.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	8.12	—	—	8.12
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	133.64	—	—	133.64
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	10,888.98	—	10,888.98
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	14,330.08	10,888.98	—	25,219.06

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	14,281.33	10,888.98	—	25,170.31

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP- DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA#2000014826087	Case No.
Monthly Court Report for December-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO- HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,270.60)	—	—							(1,270.60)	(1,270.60)	—	—	(1,270.60)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	136,182.00									136,182.00	136,182.00	—	—	136,182.00
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	136,182.00	—	—	—	—	—	—	—	—	136,182.00

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(122,251.43)	—	—	—	(27.96)	—	(48.75)	—	—	(122,174.72)	(122,251.43)	—	—	(122,251.43)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	13,930.57	—	—	—	(27.96)	—	(48.75)	—	—	14,007.28	13,930.57	—	—	13,930.57

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(48.75)						(48.75)				(48.75)			(48.75)

Subtotal - Loans	(48.75)	—	—	—	—	—	(48.75)	—	—	—	(48.75)			(48.75)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	(27.96)				(27.96)						(27.96)	—	—	(27.96)
Office Expense	—										—	—	—	—
Postage	33.78									33.78	33.78	—	—	33.78
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	1,080.00									1,080.00	1,080.00	—	—	1,080.00
Rent	12,761.50									12,761.50	12,761.50	—	—	12,761.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	8.12									8.12	8.12	—	—	8.12
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	133.64									133.64	133.64	—	—	133.64
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	14,330.08	—	—	—	(27.96)	—	—	—	—	14,358.04	14,330.08	—	—	14,330.08

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	14,281.33	—	—	—	(27.96)	—	(48.75)	—	—	14,358.04	14,281.33	—	—	14,281.33

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	25,247.02
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$25,247.02

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for December-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,270.60)	(1,270.60)	—		(1,270.60)	—		(1,270.60)

	—					—	—	—
TICO Cash Collected	136,182.00	136,182.00			136,182.00	—	—	136,182.00
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	136,182.00	136,182.00	—		136,182.00	—	—	136,182.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(111,285.74)	(122,174.72)	10,888.98		(122,174.72)	10,888.98	—	(111,285.74)
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	24,896.26	14,007.28	10,888.98	—	14,007.28	10,888.98	—	24,896.26

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	33.78	33.78			33.78	—	—	33.78
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	1,080.00	1,080.00			1,080.00	—	—	1,080.00
Rent	12,761.50	12,761.50			12,761.50	—	—	12,761.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	8.12	8.12			8.12	—	—	8.12
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	133.64	133.64			133.64	—	—	133.64
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	10,888.98	—	10,888.98		—	10,888.98	—	10,888.98
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	25,247.02	14,358.04	10,888.98	—	14,358.04	10,888.98	—	25,247.02

TOTAL ALL CASH DISBURSEMENTS	25,247.02	14,358.04	10,888.98	—	14,358.04	10,888.98	—	25,247.02

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for December-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—

	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for December-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for December-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for December-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for December-06
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488
Beginning Cash Position	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—
Expenses related to Loans	—	—

Subtotal - Loans	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	—	—
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees - Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—

	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—	—	—	—

—
Cash Disbursements - Other	—
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	—	—	—	—

	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—

	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for December-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal -Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December- 05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(48.75)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($48.75)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for December- 06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	5,002.65	5,002.65			5,002.65	—	—	5,002.65
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	100.00	100.00			100.00	—	—	100.00

SUBTOTAL	5,102.65	5,102.65	—	—	5,102.65	—	—	5,102.65

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,151.40)	(5,151.40)	—		(5,151.40)	—	—	(5,151.40)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(48.75)	(48.75)			(48.75)	—	—	(48.75)

Subtotal - Loans	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December- 05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for December-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

	—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(27.96)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($27.96)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for December-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(27.96)	(27.96)		(27.96)	—	—	(27.96)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(27.96)	(27.96)	—	(27.96)	—	—	(27.96)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	(27.96)	(27.96)		(27.96)	—	—	(27.96)
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	(27.96)	(27.96)		(27.96)	—	—	(27.96)

TOTAL ALL CASH DISBURSEMENTS	(27.96)	(27.96)		(27.96)	—	—	(27.96)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for December-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13197	Case No. 03-13197
Monthly Court Report for December-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for December-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.		03-13202
Modern Financial Services, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case	#	03-13202	Case No.	03-13202
Monthly Court Report for	December-06
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	December-06
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre - Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	December-06
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03- 13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	301,580.65	46,940.03	329,992.30	592,586.79	20,036.70	—	74,459.91	(762,435.08)	301,580.65	—	—	301,580.65

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,763,188.46	347,338.00	2,513,570.08	2,212,037.36	1,082,414.85	1,184,426.08	920,322.56	1,503,079.53	9,763,188.46	—	—	9,763,188.46
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	220.38	—	—	—	—	—	—	220.38	220.38	—	—	220.38

SUBTOTAL	9,763,408.84	347,338.00	2,513,570.08	2,212,037.36	1,082,414.85	1,184,426.08	920,322.56	1,503,299.91	9,763,408.84	—	—	9,763,408.84

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,470,379.13)	2,470,379.13	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	2,795,119.74	162,529.78	835,229.61	728,204.77	594,332.64	300,970.05	434,382.55	(260,529.66)	2,795,119.74	—	—	2,795,119.74
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	12,558,528.58	509,867.78	3,348,799.69	2,940,242.13	1,676,747.49	1,485,396.13	1,354,705.11	1,242,770.25	10,088,149.45	2,470,379.13	—	12,558,528.58

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	7,358,602.65	337,423.26	2,504,415.60	1,697,646.55	959,753.30	923,733.25	935,630.69	—	7,358,602.65			7,358,602.65
Expenses related to Loans	267,004.91	10,674.21	68,749.52	77,650.15	43,275.73	37,271.16	29,285.04	99.10	267,004.91			267,004.91

Subtotal - Loans	7,625,607.56	348,097.47	2,573,165.12	1,775,296.70	1,003,029.03	961,004.41	964,915.73	99.10	7,625,607.56			7,625,607.56

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	213,287.13	8,196.80	41,220.94	31,192.63	23,485.78	18,509.72	28,228.84	62,452.42	213,287.13			213,287.13
Bank Charges	50.94	—	—	—	—	10.44	—	40.50	50.94	—	—	50.94
Claims Funding*	167,686.69	611.54	40,064.28	40,105.55	8,962.78	22,552.84	8,219.75	47,169.95	167,686.69			167,686.69
Company Auto	17,252.96	119.45	6,536.27	4,428.72	1,106.84	—	491.76	4,569.92	17,252.96	—	—	17,252.96
Computer Costs	14,616.12	433.70	3,329.83	1,505.46	743.74	817.14	821.82	6,964.43	14,616.12	—	—	14,616.12
Dues And Subscriptions	8,183.70	5,400.00	2,243.65	15.35	—	30.70	97.00	397.00	8,183.70	—	—	8,183.70
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,375.90	—	83.19	—	—	—	—	3,292.71	3,375.90	—	—	3,375.90
Fixed Assets	29,763.31	923.72	1,290.31	—	12,642.84	7,107.95	5,925.55	1,872.94	29,763.31	—	—	29,763.31
Forms & Printing	10,966.38	496.76	3,186.11	2,008.64	1,597.03	1,762.55	914.84	1,000.45	10,966.38	—	—	10,966.38
Insurance	14,614.30	263.64	2,207.10	2,169.14	964.86	1,110.61	579.50	7,319.45	14,614.30	—	—	14,614.30
Meals & Entertainment	13,740.62	355.87	4,843.39	4,965.42	1,606.11	62.64	985.19	922.00	13,740.62	—	—	13,740.62
Miscellaneous	4,746.70	273.80	1,360.80	923.01	789.16	751.40	593.53	55.00	4,746.70	—	—	4,746.70
Office Expense	31,130.56	1,099.40	2,603.63	619.00	2,534.82	423.01	441.59	23,409.11	31,130.56	—	—	31,130.56
Postage	37,407.05	833.05	9,688.34	8,636.59	3,899.12	5,910.62	1,760.26	6,679.07	37,407.05	—	—	37,407.05
Prepaid Expenses	56,250.00	—	—	—	—	—	—	56,250.00	56,250.00	—	—	56,250.00
Prepaid Software ABS	23,074.45	—	—	—	—	—	—	23,074.45	23,074.45	—	—	23,074.45
Professional Fees-Ordinary Course	72.44	—	—	—	—	—	—	72.44	72.44	—	—	72.44
Rent	188,933.69	7,184.77	56,996.03	37,429.92	24,223.24	20,383.38	24,114.69	18,601.66	188,933.69	—	—	188,933.69
Repairs & Maintenance	20,069.64	239.21	5,885.67	4,368.50	5,281.00	1,954.66	1,722.81	617.79	20,069.64	—	—	20,069.64
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	1,366.50	250.00	200.00	132.50	—	—	150.00	634.00	1,366.50	—	—	1,366.50
Taxes & Licenses	32,512.85	1,838.28	1,423.20	9,406.22	5,210.71	4,747.33	140.00	9,747.11	32,512.85	—	—	32,512.85
Telephone	83,831.53	3,534.50	26,836.37	19,097.48	9,693.71	7,708.10	10,108.09	6,853.28	83,831.53	—	—	83,831.53
Temporary Agency Staff	816.50	—	676.50	—	140.00	—	—	—	816.50	—	—	816.50
Travel	17,869.60	807.40	5,974.42	1,834.85	4,461.78	—	2,304.43	2,486.72	17,869.60	—	—	17,869.60
Utilities	39,138.02	3,707.43	13,360.06	8,287.33	5,330.16	4,595.09	3,857.95	—	39,138.02	—	—	39,138.02
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,470,379.13	94,106.19	420,681.26	701,428.09	378,016.59	328,016.58	266,568.45	281,561.97	—	2,470,379.13	—	2,470,379.13
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	439,352.80	—	—	174,442.72	168,820.77	96,089.31	—	—	439,352.80	—	—	439,352.80
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	57,228.22	1,713.25	19,353.16	11,690.46	7,365.32	1,847.65	663.89	14,594.49	57,228.22	—	—	57,228.22

Total Other Cash Disbursements	3,997,717.73	132,388.76	670,044.51	1,064,687.58	666,876.36	524,391.72	358,689.94	580,638.86	1,527,338.60	2,470,379.13	—	3,997,717.73

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,623,325.29	480,486.23	3,243,209.63	2,839,984.28	1,669,905.39	1,485,396.13	1,323,605.67	580,737.96	9,152,946.16	2,470,379.13	—	11,623,325.29

			—

	1,236,783.94	76,321.58	435,582.36	692,844.64	26,878.80	—	105,559.35	(100,402.79)	1,236,783.94	—	—	1,236,783.94

Book Balance per bank rec.	1,236,783.94	76,321.58	435,582.36	692,844.64	26,878.80	—	105,559.35	(100,402.79)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	December-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,347,737.15)	—	—	—	—	—			(1,347,737.15)

	—
TICO Cash Collected	—
SM Cash Collected	16,601.00							16,601.00
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	16,601.00	—	—	—	—	—	—	16,601.00	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,417,214.70	440,739.49	3,251,222.40	2,498,208.72	1,487,069.07	1,327,035.93	1,209,065.13	47,856.34	1,156,017.62
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	11,433,815.70	440,739.49	3,251,222.40	2,498,208.72	1,487,069.07	1,327,035.93	1,209,065.13	64,457.34	1,156,017.62

Cash Disbursements - Loans
Loan Proceeds Checks	7,394,250.51	337,423.26	2,504,415.60	1,697,646.55	959,753.30	923,733.25	935,630.69	35,647.86
Expenses related to Loans	267,765.54	10,674.21	68,749.52	77,650.15	43,275.73	37,271.16	29,285.04	760.63	99.10

Subtotal - Loans	7,662,016.05	348,097.47	2,573,165.12	1,775,296.70	1,003,029.03	961,004.41	964,915.73	36,408.49	99.10

Cash Disbursements - Other
Advertising	227,189.55	8,196.80	41,220.94	31,192.63	23,485.78	18,509.72	28,228.84	13,902.42	62,452.42
Bank Charges	274.98		224.04			10.44			40.50
Claims Funding*	167,686.69	611.54	40,064.28	40,105.55	8,962.78	22,552.84	8,219.75		47,169.95
Company Auto	17,252.96	119.45	6,536.27	4,428.72	1,106.84		491.76		4,569.92
Computer Costs	14,616.12	433.70	3,329.83	1,505.46	743.74	817.14	821.82		6,964.43
Dues And Subscriptions	8,383.70	5,400.00	2,243.65	15.35		30.70	97.00	200.00	397.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,375.90		83.19						3,292.71
Fixed Assets	33,294.31	923.72	1,290.31		12,642.84	7,107.95	5,925.55	3,531.00	1,872.94
Forms & Printing	10,969.34	496.76	3,186.11	2,008.64	1,597.03	1,762.55	914.84	2.96	1,000.45
Insurance	14,633.27	263.64	2,207.10	2,169.14	964.86	1,110.61	579.50	18.97	7,319.45
Meals & Entertainment	13,740.62	355.87	4,843.39	4,965.42	1,606.11	62.64	985.19		922.00
Miscellaneous	4,801.70	273.80	1,360.80	923.01	789.16	751.40	593.53	55.00	55.00
Office Expense	31,168.89	1,099.40	2,603.63	619.00	2,534.82	423.01	441.59	38.33	23,409.11
Postage	37,592.05	833.05	9,688.34	8,636.59	3,899.12	5,910.62	1,760.26	185.00	6,679.07
Prepaid Expenses	56,250.00								56,250.00
Prepaid Software ABS	23,074.45								23,074.45
Professional Fees-Ordinary Course	72.44								72.44
Rent	190,227.52	7,184.77	56,996.03	37,429.92	24,223.24	20,383.38	24,114.69	1,293.83	18,601.66
Repairs & Maintenance	20,069.64	239.21	5,885.67	4,368.50	5,281.00	1,954.66	1,722.81		617.79
Roadgard	—
Seminars & Meetings	1,366.50	250.00	200.00	132.50			150.00		634.00
Taxes & Licenses	33,512.85	1,838.28	1,423.20	9,406.22	5,210.71	4,747.33	140.00	1,000.00	9,747.11
Telephone	84,429.90	3,534.50	26,836.37	19,097.48	9,693.71	7,708.10	10,108.09	598.37	6,853.28
Temporary Agency Staff	816.50		676.50		140.00
Travel	18,006.24	807.40	5,974.42	1,834.85	4,461.78		2,304.43	136.64	2,486.72
Utilities	39,268.18	3,707.43	13,360.06	8,287.33	5,330.16	4,595.09	3,857.95	130.16
Interest to Finova	—
Payroll Paid TTG	—
	1,525,639.14	54,359.45	428,469.99	359,652.53	195,180.27	169,656.38	152,027.91	6,956.17	159,336.44
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	439,352.80			174,442.72	168,820.77	96,089.31
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	57,228.22	1,713.25	19,353.16	11,690.46	7,365.32	1,847.65	663.89		14,594.49

Total Other Cash Disbursements	3,074,294.46	92,642.02	678,057.28	722,912.02	484,040.04	366,031.52	244,149.40	28,048.85	458,413.33

TOTAL ALL CASH DISBURSEMENTS	10,736,310.51	440,739.49	3,251,222.40	2,498,208.72	1,487,069.07	1,327,035.93	1,209,065.13	64,457.34	458,512.43

	(650,231.96)	—	—	—	—	—	—	—	(650,231.96)

Book Balance per bank rec.		—	—		—	—			(650,231.96)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	480,486.23
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$480,486.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for December-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	46,940.03	8,561.27	3,508.10	5,295.86	5,190.64	7,622.41	—	—	7,520.11	4,053.72	5,187.92		46,940.03	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	347,338.00	38,757.87	26,870.07	33,971.45	39,252.05	34,396.63	52,860.56		51,410.99	30,953.03	38,865.35		347,338.00	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	347,338.00	38,757.87	26,870.07	33,971.45	39,252.05	34,396.63	52,860.56	—	51,410.99	30,953.03	38,865.35	—	347,338.00	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	162,529.78	(28,502.45)	(24,121.81)	(32,013.36)	(35,557.12)	(33,720.63)	387,878.93	39,746.74	(46,133.90)	(28,753.84)	(36,292.78)		162,529.78	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	509,867.78	10,255.42	2,748.26	1,958.09	3,694.93	676.00	440,739.49	39,746.74	5,277.09	2,199.19	2,572.57	—	470,121.04	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	337,423.26						337,423.26						337,423.26	—
Expenses related to Loans	10,674.21						10,674.21						10,674.21	—

Subtotal - Loans	348,097.47	—	—	—	—	—	348,097.47	—	—	—	—		348,097.47	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	8,196.80						8,196.80						8,196.80	—
Bank Charges	—						—						—	—	—
Claims Funding*	611.54						611.54						611.54	—
Company Auto	119.45						119.45						119.45	—	—
Computer Costs	433.70						433.70						433.70	—	—
Dues And Subscriptions	5,400.00						5,400.00						5,400.00	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	923.72						923.72						923.72	—	—
Forms & Printing	496.76						496.76						496.76	—	—
Insurance	263.64						263.64						263.64	—	—
Meals & Entertainment	355.87						355.87						355.87	—	—
Miscellaneous	273.80						273.80						273.80	—	—
Office Expense	1,099.40						1,099.40						1,099.40	—	—
Postage	833.05						833.05						833.05	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	7,184.77						7,184.77						7,184.77	—	—
Repairs & Maintenance	239.21						239.21						239.21	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	250.00						250.00						250.00	—	—
Taxes & Licenses	1,838.28						1,838.28						1,838.28	—	—
Telephone	3,534.50						3,534.50						3,534.50	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	807.40						807.40						807.40	—	—
Utilities	3,707.43						3,707.43						3,707.43	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	94,106.19						54,359.45	39,746.74					54,359.45	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	1,713.25						1,713.25						1,713.25	—	—

Total Other Cash Disbursements	132,388.76	—	—	—	—	—	92,642.02	39,746.74	—	—	—		92,642.02	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	480,486.23	—	—	—	—	—	440,739.49	39,746.74	—	—	—		440,739.49	39,746.74	—

	76,321.58	18,816.69	6,256.36	7,253.95	8,885.57	8,298.41	—	—	12,797.20	6,252.91	7,760.49		76,321.58	—	—

Ending Bank Balance per bank rec.	76,321.58	18,816.69	6,256.36	7,253.95	8,885.57	8,298.41			12,797.20	6,252.91	7,760.49

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,839,984.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,839,984.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for December-06
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855
Beginning Cash Position	592,586.79	3,731.79	11,731.42	6,164.82	521,538.14	10,965.08		—	7,804.93	6,501.94	24,148.67

	—
TICO Cash Collected	—
SM Cash Collected	2,212,037.36	38,279.05	55,369.89	43,273.68	1,700,522.86	80,742.44	17,201.82		59,295.12	56,639.27	160,713.23
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,212,037.36	38,279.05	55,369.89	43,273.68	1,700,522.86	80,742.44	17,201.82	—	59,295.12	56,639.27	160,713.23

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	728,204.77	(36,119.60)	(50,182.23)	(40,693.49)	(1,636,312.56)	(73,286.12)	2,481,006.90	341,775.56	(54,016.63)	(53,013.43)	(150,953.63)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,940,242.13	2,159.45	5,187.66	2,580.19	64,210.30	7,456.32	2,498,208.72	341,775.56	5,278.49	3,625.84	9,759.60

Cash Disbursements - Loans

Loan Proceeds Checks	1,697,646.55						1,697,646.55
Expenses related to Loans	77,650.15						77,650.15

Subtotal - Loans	1,775,296.70						1,775,296.70

Cash Disbursements - Other
Advertising	31,192.63						31,192.63
Bank Charges	—
Claims Funding*	40,105.55						40,105.55
Company Auto	4,428.72						4,428.72
Computer Costs	1,505.46						1,505.46
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	2,008.64						2,008.64
Insurance	2,169.14						2,169.14
Meals & Entertainment	4,965.42						4,965.42
Miscellaneous	923.01						923.01
Office Expense	619.00						619.00
Postage	8,636.59						8,636.59
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	37,429.92						37,429.92
Repairs & Maintenance	4,368.50						4,368.50
Roadgard	—						—
Seminars & Meetings	132.50						132.50
Taxes & Licenses	9,406.22						9,406.22
Telephone	19,097.48						19,097.48
Temporary Agency Staff	—						—
Travel	1,834.85						1,834.85
Utilities	8,287.33						8,287.33
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	701,428.09						359,652.53	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	174,442.72						174,442.72
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	11,690.46						11,690.46

Total Other Cash Disbursements	1,064,687.58	—	—	—	—	—	722,912.02	341,775.56	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,839,984.28	—	—	—	—	—	2,498,208.72	341,775.56	—	—	—

	692,844.64	5,891.24	16,919.08	8,745.01	585,748.44	18,421.40	—	—	13,083.42	10,127.78	33,908.27

Book Balance per bank rec.	692,844.64	5,891.24	16,919.08	8,745.01	585,748.44	18,421.40			13,083.42	10,127.78	33,908.27

	Operating	Payroll	Other	Total
Beginning Cash Position	592,586.79	—	—	592,586.79

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,212,037.36	—	—	2,212,037.36
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,212,037.36	—	—	2,212,037.36

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	386,429.21	341,775.56	—	728,204.77
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	2,598,466.57	341,775.56	—	2,940,242.13

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	1,697,646.55			1,697,646.55
Expenses related to Loans	77,650.15			77,650.15

Subtotal - Loans	1,775,296.70			1,775,296.70

	—
	—
Cash Disbursements - Other	—
Advertising	31,192.63			31,192.63
Bank Charges	—	—	—	—
Claims Funding*	40,105.55			40,105.55
Company Auto	4,428.72	—	—	4,428.72
Computer Costs	1,505.46	—	—	1,505.46
Dues And Subscriptions	15.35	—	—	15.35
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	2,008.64	—	—	2,008.64
Insurance	2,169.14	—	—	2,169.14
Meals & Entertainment	4,965.42	—	—	4,965.42
Miscellaneous	923.01	—	—	923.01
Office Expense	619.00	—	—	619.00
Postage	8,636.59	—	—	8,636.59
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	37,429.92	—	—	37,429.92
Repairs & Maintenance	4,368.50	—	—	4,368.50
Roadgard	—	—	—	—
Seminars & Meetings	132.50	—	—	132.50
Taxes & Licenses	9,406.22	—	—	9,406.22
Telephone	19,097.48	—	—	19,097.48
Temporary Agency Staff	—	—	—	—
Travel	1,834.85	—	—	1,834.85
Utilities	8,287.33	—	—	8,287.33
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	359,652.53	341,775.56	—	701,428.09
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	174,442.72	—	—	174,442.72
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	11,690.46	—	—	11,690.46

Total Other Cash Disbursements	1,064,687.58	—	—	1,064,687.58

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,498,208.72	341,775.56	—	2,839,984.28

	692,844.64	—	—	692,844.64

Book Balance per bank rec.

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,243,209.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$3,243,209.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for December-06
FED ID# 57-1002963	Texas State Bank	Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	329,992.30	9,483.45	7,576.88	7,218.79	8,830.47	4,841.99	10,570.13	6,743.19	6,078.67	5,108.90	88,884.88	7,941.62

	—
TICO Cash Collected	—
SM Cash Collected	2,513,570.08	38,670.55	47,331.41	45,331.94	56,904.54	42,653.51	57,802.18	46,433.10	32,104.36	34,248.88	574,015.97	58,795.04
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,513,570.08	38,670.55	47,331.41	45,331.94	56,904.54	42,653.51	57,802.18	46,433.10	32,104.36	34,248.88	574,015.97	58,795.04

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	835,229.61	(40,285.09)	(44,743.71)	(41,929.65)	(55,967.40)	(37,481.80)	(57,237.84)	(37,026.48)	(31,346.22)	(32,182.38)	(553,234.60)	(57,177.83)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	3,348,799.69	(1,614.54)	2,587.70	3,402.29	937.14	5,171.71	564.34	9,406.62	758.14	2,066.50	20,781.37	1,617.21

Cash Disbursements - Loans
Loan Proceeds Checks	2,504,415.60
Expenses related to Loans	68,749.52

Subtotal - Loans	2,573,165.12	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	41,220.94
Bank Charges	—
Claims Funding*	40,064.28
Company Auto	6,536.27
Computer Costs	3,329.83
Dues And Subscriptions	2,243.65
Employee Reimbursements - collections exp	—
Equipment Rental	83.19
Fixed Assets	1,290.31
Forms & Printing	3,186.11
Insurance	2,207.10
Meals & Entertainment	4,843.39
Miscellaneous	1,360.80
Office Expense	2,603.63
Postage	9,688.34
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	56,996.03
Repairs & Maintenance	5,885.67
Roadgard	—
Seminars & Meetings	200.00
Taxes & Licenses	1,423.20
Telephone	26,836.37
Temporary Agency Staff	676.50
Travel	5,974.42
Utilities	13,360.06
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	19,353.16

Total Other Cash Disbursements	670,044.51	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	3,243,209.63	—	—	—	—	—	—	—	—	—	—	—

	435,582.36	7,868.91	10,164.58	10,621.08	9,767.61	10,013.70	11,134.47	16,149.81	6,836.81	7,175.40	109,666.25	9,558.83

Book Balance per bank rec.	435,582.36	7,868.91	10,164.58	10,621.08	9,767.61	10,013.70	11,134.47	16,149.81	6,836.81	7,175.40	109,666.25	9,558.83

	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	7,215.08	7,067.25	5,016.87

TICO Cash Collected
SM Cash Collected	33,918.34	33,317.92	32,592.06
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	33,918.34	33,317.92	32,592.06

GENERAL LEDGER DEPOSITS AND TRANSFERS	(35,440.83)	(32,538.38)	(30,253.29)

Total Cash Receipts and Transfers	(1,522.49)	779.54	2,338.77

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—

	5,692.59	7,846.79	7,355.64

Book Balance per bank rec.	5,692.59	7,846.79	7,355.64

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	79921	325149301
FED ID#	1st National	1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062	Guaranty Bank 380- 3594567	Guaranty Bank 380- 3594609	Guaranty Bank 380- 3594559	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURS- EMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	5,435.89	6,550.04	5,542.81	9,639.48	6,633.45	8,090.67	7,386.21	6,408.50	7,484.25	5,569.13	—	—	—	4,760.58	6,097.97

TICO Cash Collected		—
SM Cash Collected	44,983.40	53,384.56	27,768.22	46,460.87	32,637.79	45,278.28	46,018.33	44,520.84	47,137.54	29,801.03	—	578,758.25		49,221.24	49,103.13
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	44,983.40	53,384.56	27,768.22	46,460.87	32,637.79	45,278.28	46,018.33	44,520.84	47,137.54	29,801.03	—	578,758.25	—	49,221.24	49,103.13

GENERAL LEDGER DEPOSITS AND TRANSFERS	(41,931.58)	(47,955.55)	(27,152.02)	(44,211.49)	(33,106.88)	(44,867.29)	(41,695.74)	(43,041.67)	(42,818.97)	(28,428.48)	—	2,243,770.12	420,681.26	(44,086.68)	(47,298.76)

Total Cash Receipts and Transfers	3,051.82	5,429.01	616.20	2,249.38	(469.09)	410.99	4,322.59	1,479.17	4,318.57	1,372.55	—	2,822,528.37	420,681.26	5,134.56	1,804.37

Cash Disburs-ements -Loans
Loan Proceeds Checks												2,504,415.60
Expenses related to Loans												68,749.52

Subtotal-Loans	—	—	—	—	—	—	—	—	—	—	—	2,573,165.12	—	—	—

Cash Disbursements -Other
Advertising												41,220.94
Bank Charges		—				—	—	—	—
Claims Funding*												40,064.28
Company Auto												6,536.27
Computer Costs												3,329.83
Dues And Subscriptions												2,243.65
Employee Reimbursements-collections exp												—
Equipment Rental												83.19
Fixed Assets												1,290.31
Forms & Printing												3,186.11
Insurance												2,207.10
Meals & Entertainment												4,843.39
Miscellaneous												1,360.80
Office Expense												2,603.63
Postage												9,688.34
Prepaid Expenses												—
Prepaid Software ABS												—
Professional Fees-Ordinary Course												—
Rent												56,996.03
Repairs & Maintenance												5,885.67
Roadgard												—
Seminars & Meetings												200.00
Taxes & Licenses												1,423.20
Telephone												26,836.37
Temporary Agency Staff												676.50
Travel												5,974.42
Utilities												13,360.06
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												19,353.16

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	249,363.25	420,681.26	—	—

TOTAL ALL CASH DISBURS- EMENTS	—	—	—	—	—	—	—	—	—	—	—	2,822,528.37	420,681.26	—	—

	8,487.71	11,979.05	6,159.01	11,888.86	6,164.36	8,501.66	11,708.80	7,887.67	11,802.82	6,941.68	—	—	—	9,895.14	7,902.34

	8,487.71	11,979.05	6,159.01	11,888.86	6,164.36	8,501.66	11,708.80	7,887.67	11,802.82	6,941.68	—			9,895.14	7,902.34
Book Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	4,099.48	6,175.26	6,070.28	5,806.37	45,663.76	329,992.30	—	—	329,992.30

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	26,324.76	41,159.97	38,771.95	48,980.94	129,139.18	2,513,570.08	—	—	2,513,570.08
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	26,324.76	41,159.97	38,771.95	48,980.94	129,139.18	2,513,570.08	—	—	2,513,570.08

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(24,414.08)	(39,449.74)	(36,786.86)	(42,494.25)	(112,636.23)	414,548.35	420,681.26	—	835,229.61
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	1,910.68	1,710.23	1,985.09	6,486.69	16,502.95	2,928,118.43	420,681.26	—	3,348,799.69	—

							—
Cash Disbursements-Loans							—
						—	—
Loan Proceeds Checks						2,504,415.60	—		2,504,415.60
Expenses related to Loans						68,749.52	—		68,749.52

Subtotal-Loans	—	—	—	—	—	2,573,165.12	—	—	2,573,165.12

							—
							—
Cash Disbursements-Other							—
Advertising						41,220.94	—	—	41,220.94
Bank Charges					—	—		—	—
Claims Funding*						40,064.28	—		40,064.28
Company Auto						6,536.27	—	—	6,536.27
Computer Costs						3,329.83	—	—	3,329.83
Dues And Subscriptions						2,243.65	—	—	2,243.65
Employee Reimbursements-collections exp						—	—	—	—
Equipment Rental						83.19	—	—	83.19
Fixed Assets						1,290.31	—	—	1,290.31
Forms & Printing						3,186.11	—	—	3,186.11
Insurance						2,207.10	—	—	2,207.10
Meals & Entertainment						4,843.39	—	—	4,843.39
Miscellaneous						1,360.80	—	—	1,360.80
Office Expense						2,603.63	—	—	2,603.63
Postage						9,688.34	—	—	9,688.34
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						56,996.03	—	—	56,996.03
Repairs & Maintenance						5,885.67	—	—	5,885.67
Roadgard						—	—	—	—
Seminars & Meetings						200.00	—	—	200.00
Taxes & Licenses						1,423.20	—	—	1,423.20
Telephone						26,836.37	—	—	26,836.37
Temporary Agency Staff						676.50	—	—	676.50
Travel						5,974.42	—	—	5,974.42
Utilities						13,360.06	—	—	13,360.06
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						19,353.16	—	—	19,353.16

Total Other Cash Disbursements	—	—	—	—	—	249,363.25	420,681.26	—	670,044.51

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,822,528.37	420,681.26	—	3,243,209.63

	6,010.16	7,885.49	8,055.37	12,293.06	62,166.71	435,582.36	—	—	435,582.36

.	6,010.16	7,885.49	8,055.37	12,293.06	62,166.71
Book Balance per bank rec

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,485,396.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,485,396.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No. 03-13213
Monthly Court Report for	December-06
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,184,426.08	1,184,426.08		1,184,426.08	—	—	1,184,426.08
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,184,426.08	1,184,426.08	—	1,184,426.08	—	—	1,184,426.08

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	300,970.05	142,609.85	158,360.20	142,609.85	158,360.20	—	300,970.05
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,485,396.13	1,327,035.93	158,360.20	1,327,035.93	158,360.20	—	1,485,396.13

Cash Disbursements - Loans
Loan Proceeds Checks	923,733.25	923,733.25		923,733.25			923,733.25
Expenses related to Loans	37,271.16	37,271.16		37,271.16			37,271.16

Subtotal - Loans	961,004.41	961,004.41	—	961,004.41	—	—	961,004.41

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	18,509.72	18,509.72		18,509.72			18,509.72
Bank Charges	10.44	10.44		10.44	—	—	10.44
Claims Funding*	22,552.84	22,552.84		22,552.84			22,552.84
Company Auto	—	—		—	—	—	—
Computer Costs	817.14	817.14		817.14	—	—	817.14
Dues And Subscriptions	30.70	30.70		30.70	—	—	30.70
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	7,107.95	7,107.95		7,107.95	—	—	7,107.95
Forms & Printing	1,762.55	1,762.55		1,762.55	—	—	1,762.55
Insurance	1,110.61	1,110.61		1,110.61	—	—	1,110.61
Meals & Entertainment	62.64	62.64		62.64	—	—	62.64
Miscellaneous	751.40	751.40		751.40	—	—	751.40
Office Expense	423.01	423.01		423.01	—	—	423.01
Postage	5,910.62	5,910.62		5,910.62	—	—	5,910.62
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,383.38	20,383.38		20,383.38	—	—	20,383.38
Repairs & Maintenance	1,954.66	1,954.66		1,954.66	—	—	1,954.66
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	4,747.33	4,747.33		4,747.33	—	—	4,747.33
Telephone	7,708.10	7,708.10		7,708.10	—	—	7,708.10
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	4,595.09	4,595.09		4,595.09	—	—	4,595.09
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	328,016.58	169,656.38	158,360.20	169,656.38	158,360.20	—	328,016.58
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	96,089.31	96,089.31		96,089.31	—	—	96,089.31
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	1,847.65	1,847.65		1,847.65	—	—	1,847.65

Total Other Cash Disbursements	524,391.72	366,031.52	158,360.20	366,031.52	158,360.20	—	524,391.72

TOTAL ALL CASH DISBURSEMENTS	1,485,396.13	1,327,035.93	158,360.20	1,327,035.93	158,360.20	—	1,485,396.13

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,669,905.39
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,669,905.39

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case # 03-13209	Case No. 03-13209
Monthly Court Report for	December-06
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	20,036.70	7,862.22	12,174.48	—	—	20,036.70	—	—	20,036.70

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,082,414.85	37,939.19	82,210.49	962,265.17		1,082,414.85	—	—	1,082,414.85
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,082,414.85	37,939.19	82,210.49	962,265.17	—	1,082,414.85	—	—	1,082,414.85

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	594,332.64	(37,042.61)	(76,264.97)	524,803.90	182,836.32	411,496.32	182,836.32	—	594,332.64
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,676,747.49	896.58	5,945.52	1,487,069.07	182,836.32	1,493,911.17	182,836.32	—	1,676,747.49

Cash Disbursements - Loans
						—
Loan Proceeds Checks	959,753.30			959,753.30		959,753.30			959,753.30
Expenses related to Loans	43,275.73			43,275.73		43,275.73			43,275.73

Subtotal - Loans	1,003,029.03	—	—	1,003,029.03	—	1,003,029.03	—	—	1,003,029.03

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	23,485.78			23,485.78		23,485.78			23,485.78
Bank Charges	—			—		—	—	—	—
Claims Funding*	8,962.78			8,962.78		8,962.78			8,962.78
Company Auto	1,106.84			1,106.84		1,106.84	—	—	1,106.84
Computer Costs	743.74			743.74		743.74	—	—	743.74
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	12,642.84			12,642.84		12,642.84	—	—	12,642.84
Forms & Printing	1,597.03			1,597.03		1,597.03	—	—	1,597.03
Insurance	964.86			964.86		964.86	—	—	964.86
Meals & Entertainment	1,606.11			1,606.11		1,606.11	—	—	1,606.11
Miscellaneous	789.16			789.16		789.16	—	—	789.16
Office Expense	2,534.82			2,534.82		2,534.82	—	—	2,534.82
Postage	3,899.12			3,899.12		3,899.12	—	—	3,899.12
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	24,223.24			24,223.24		24,223.24	—	—	24,223.24
Repairs & Maintenance	5,281.00			5,281.00		5,281.00	—	—	5,281.00
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	5,210.71			5,210.71		5,210.71	—	—	5,210.71
Telephone	9,693.71			9,693.71		9,693.71	—	—	9,693.71
Temporary Agency Staff	140.00			140.00		140.00	—	—	140.00
Travel	4,461.78			4,461.78		4,461.78	—	—	4,461.78
Utilities	5,330.16			5,330.16		5,330.16	—	—	5,330.16
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	378,016.59			195,180.27	182,836.32	195,180.27	182,836.32	—	378,016.59
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	168,820.77			168,820.77		168,820.77	—	—	168,820.77
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,365.32			7,365.32		7,365.32	—	—	7,365.32

Total Other Cash Disbursements	666,876.36	—	—	484,040.04	182,836.32	484,040.04	182,836.32	—	666,876.36

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,669,905.39	—	—	1,487,069.07	182,836.32	1,487,069.07	182,836.32	—	1,669,905.39

	26,878.80	8,758.80	18,120.00	—	—	26,878.80	—	—	26,878.80

Book Balance per bank rec.	26,878.80	8,758.80	18,120.00

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,323,605.67
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,323,605.67

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case	#	03-13206	Case No.	03-13206
Monthly Court Report for	December-06
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	74,459.91	7,901.12	—	—	—	66,558.79	74,459.91	—	—	74,459.91

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	920,322.56	36,126.41	—	310,000.48		574,195.67	920,322.56	—	—	920,322.56
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	920,322.56	36,126.41	—	310,000.48	—	574,195.67	920,322.56	—	—	920,322.56

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	434,382.55	(34,751.85)	—	899,064.65	114,540.54	(544,470.79)	319,842.01	114,540.54	—	434,382.55
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,354,705.11	1,374.56	—	1,209,065.13	114,540.54	29,724.88	1,240,164.57	114,540.54	—	1,354,705.11

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	935,630.69			935,630.69			935,630.69			935,630.69
Expenses related to Loans	29,285.04			29,285.04			29,285.04			29,285.04

Subtotal - Loans	964,915.73	—	—	964,915.73	—	—	964,915.73	—	—	964,915.73

							—
							—
Cash Disbursements - Other							—
Advertising	28,228.84			28,228.84			28,228.84			28,228.84
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	8,219.75			8,219.75			8,219.75			8,219.75
Company Auto	491.76			491.76			491.76	—	—	491.76
Computer Costs	821.82			821.82			821.82	—	—	821.82
Dues And Subscriptions	97.00			97.00			97.00	—	—	97.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	5,925.55			5,925.55			5,925.55	—	—	5,925.55
Forms & Printing	914.84			914.84			914.84	—	—	914.84
Insurance	579.50			579.50			579.50	—	—	579.50
Meals & Entertainment	985.19			985.19			985.19	—	—	985.19
Miscellaneous	593.53			593.53			593.53	—	—	593.53
Office Expense	441.59			441.59			441.59	—	—	441.59
Postage	1,760.26			1,760.26			1,760.26	—	—	1,760.26
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,114.69			24,114.69			24,114.69	—	—	24,114.69
Repairs & Maintenance	1,722.81			1,722.81			1,722.81	—	—	1,722.81
Roadgard	—			—			—	—	—	—
Seminars & Meetings	150.00			150.00			150.00	—	—	150.00
Taxes & Licenses	140.00			140.00			140.00	—	—	140.00
Telephone	10,108.09			10,108.09			10,108.09	—	—	10,108.09
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,304.43			2,304.43			2,304.43	—	—	2,304.43
Utilities	3,857.95			3,857.95			3,857.95	—	—	3,857.95
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	266,568.45			152,027.91	114,540.54		152,027.91	114,540.54	—	266,568.45
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	663.89			663.89			663.89	—	—	663.89

Total Other Cash Disbursements	358,689.94	—	—	244,149.40	114,540.54	—	244,149.40	114,540.54	—	358,689.94

							—

TOTAL ALL CASH DISBURSEMENTS	1,323,605.67	—	—	1,209,065.13	114,540.54	—	1,209,065.13	114,540.54	—	1,323,605.67

	105,559.35	9,275.68	—	—	—	96,283.67	105,559.35	—	—	105,559.35

Book Balance per bank rec.	105,559.35	9,275.68	—			96,283.67

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	580,737.96
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$580,737.96

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for December-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	74,459.91	7,901.12	—	—	—	66,558.79	74,459.91	—	—	74,459.91

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	920,322.56	36,126.41	—	310,000.48		574,195.67	920,322.56	—	—	920,322.56
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	920,322.56	36,126.41	—	310,000.48	—	574,195.67	920,322.56	—	—	920,322.56

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	434,382.55	(34,751.85)	—	899,064.65	114,540.54	(544,470.79)	319,842.01	114,540.54	—	434,382.55
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,354,705.11	1,374.56	—	1,209,065.13	114,540.54	29,724.88	1,240,164.57	114,540.54	—	1,354,705.11	—

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	935,630.69			935,630.69			935,630.69			935,630.69
Expenses related to Loans	29,285.04			29,285.04			29,285.04			29,285.04

Subtotal - Loans	964,915.73	—	—	964,915.73	—	—	964,915.73	—	—	964,915.73

							—
							—
Cash Disbursements - Other							—
Advertising	28,228.84			28,228.84			28,228.84			28,228.84
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	8,219.75			8,219.75			8,219.75			8,219.75
Company Auto	491.76			491.76			491.76	—	—	491.76
Computer Costs	821.82			821.82			821.82	—	—	821.82
Dues And Subscriptions	97.00			97.00			97.00	—	—	97.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	5,925.55			5,925.55			5,925.55	—	—	5,925.55
Forms & Printing	914.84			914.84			914.84	—	—	914.84
Insurance	579.50			579.50			579.50	—	—	579.50
Meals & Entertainment	985.19			985.19			985.19	—	—	985.19
Miscellaneous	593.53			593.53			593.53	—	—	593.53
Office Expense	441.59			441.59			441.59	—	—	441.59
Postage	1,760.26			1,760.26			1,760.26	—	—	1,760.26
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees - Ordinary Course	—			—			—	—	—	—
Rent	24,114.69			24,114.69			24,114.69	—	—	24,114.69
Repairs & Maintenance	1,722.81			1,722.81			1,722.81	—	—	1,722.81
Roadgard	—			—			—	—	—	—
Seminars & Meetings	150.00			150.00			150.00	—	—	150.00
Taxes & Licenses	140.00			140.00			140.00	—	—	140.00
Telephone	10,108.09			10,108.09			10,108.09	—	—	10,108.09
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,304.43			2,304.43			2,304.43	—	—	2,304.43
Utilities	3,857.95			3,857.95			3,857.95	—	—	3,857.95
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	266,568.45			152,027.91	114,540.54		152,027.91	114,540.54	—	266,568.45
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	663.89			663.89			663.89	—	—	663.89

Total Other Cash Disbursements	358,689.94	—	—	244,149.40	114,540.54	—	244,149.40	114,540.54	—	358,689.94

							—

TOTAL ALL CASH DISBURSEMENTS	1,323,605.67	—	—	1,209,065.13	114,540.54	—	1,209,065.13	114,540.54	—	1,323,605.67

	105,559.35	9,275.68	—	—	—	96,283.67	105,559.35	—	—	105,559.35

Book Balance per bank rec.	105,559.35	9,275.68	—			96,283.67

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for December-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for December-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	December-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor -2

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

12/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,269,286	—	—	3,269,286	70.1%	—	3,269,286	74.3%
I/B Income	—	—	—	—	—	—	—	0.0%	2,063	2,063	0.0%
Fee Income	—	—	—	533,487	—	—	533,487	11.4%	—	533,487	12.1%
Late Charges	—	—	—	282,548	—	—	282,548	6.1%	—	282,548	6.4%

Total Interest Income	—	—	—	4,085,321	—	—	4,085,321	87.6%	2,063	4,087,384	92.9%
Interest Expense	—	—	—	236,641	123,988	—	360,629	7.7%	1,071	361,700	8.2%

Net Interest Income	—	—	—	3,848,681	(123,988)	—	3,724,693	79.8%	992	3,725,685	84.7%
Provision for Loan Losses
P&L Recoveries	—	—	—	(52,676)	—	—	(52,676)	-1.1%	(100)	(52,776)	-1.2%
Reserves	—	—	—	8,240	—	—	8,240	0.2%	—	8,240	0.2%
Cash	—	—	—	1,040,217	—	—	1,040,217	22.3%	24,816	1,065,034	24.2%

Total Provision	—	—	—	995,781	—	—	995,781	21.3%	24,716	1,020,498	23.2%
Net Interest included Provision	—	—	—	2,852,899	(123,988)	—	2,728,911		(23,724)	2,705,187
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	545,753	—	—	545,753	11.7%	9,730	555,483	12.6%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	33,449	—	—	33,449	0.7%	—	33,449	0.8%
Other Income	—	—	—	(19,058)	19,800	—	742	0.0%	(277,684)	(276,942)	-6.3%

Total Direct Income	—	—	—	560,144	19,800	—	579,944	12.4%	(267,954)	311,990	7.1%
Total Revenue	—	—	—	4,645,465	19,800	—	4,665,265	100.0%	(265,890)	4,399,375	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,387,105	44,852	—	1,431,957	30.7%	—	1,431,957	32.5%
Commissions/Bonus	—	—	—	318,875	—	—	318,875	6.8%	—	318,875	7.2%
Benefits	—	—	—	248,263	1,824	—	250,087	5.4%	—	250,087	5.7%
Taxes	—	—	—	142,681	1,824	—	144,505	3.1%	—	144,505	3.3%
Other	—	—	—	1,978	—	—	1,978	0.0%	—	1,978	0.0%

Total Personnel	—	—	—	2,098,902	48,499	—	2,147,401	46.0%	—	2,147,401	48.8%
Building
Rent	—	—	—	191,232	3,711	—	194,943	4.2%	13,000	207,943	4.7%
Utilities	—	—	—	37,737	477	—	38,214	0.8%	—	38,214	0.9%
Depreciation	—	—	—	53,964	3,299	—	57,264	1.2%	4,045	61,309	1.4%
Other	—	—	—	9,457	—	—	9,457	0.2%	—	9,457	0.2%

Total Building	—	—	—	292,390	7,487	—	299,877	6.4%	17,045	316,922	7.2%
Telecommunications
Telephone	—	—	—	85,069	1,227	—	86,296	1.8%	—	86,296	2.0%
Computers	—	—	—	90,269	4,627	—	94,895	2.0%	—	94,895	2.2%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	175,338	5,853	—	181,191	3.9%	—	181,191	4.1%
Advertising	—	—	—	(6,563)	—	—	(6,563)	-0.1%	—	(6,563)	-0.1%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	8,326	8,326	0.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	(53,701)	5,856	—	(47,845)	-1.0%	—	(47,845)	-1.1%
Collection Expense	—	—	—	1,890	—	—	1,890	0.0%	1,089	2,979	0.1%
Travel	—	—	—	100,300	158	—	100,458	2.2%	—	100,458	2.3%
Office Expense	—	—	—	136,744	2,030	—	138,774	3.0%	—	138,774	3.2%
Entertainment	—	—	—	3,513	—	—	3,513	0.1%	—	3,513	0.1%
Amortization	—	—	—	9,827	—	—	9,827	0.2%	—	9,827	0.2%
Taxes & Licenses	—	—	—	33,065	625	—	33,690	0.7%	8	33,698	0.8%
Other	—	—	—	(38,817)	(97,237)	—	(136,054)	-2.9%	1,404	(134,650)	-3.1%

Total Other Expense	—	—	—	144,330	(94,582)	—	49,748	1.1%	1,412	51,160	1.2%

Total Direct Expense	—	—	—	3,985,307	97,260	—	4,082,567	87.5%	53,660	4,136,227	94.0%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	—	—	—	660,157	(77,459)	—	582,698	12.5%	(319,550)	263,148	6.0%
Restructuring Expenses	—	—	—	—	935,343	—	935,343	20.0%	—	935,343	21.3%

Net Income After Restructure	—	—	—	660,157	(1,012,803)	—	(352,645)		(319,550)	(672,196)
Income Tax (34%)	—	—	—	255,156	—	—	255,156	5.5%	—	255,156	5.8%

Net Income	—	—	—	405,001	(1,012,803)	—	(607,802)	-13.0%	(319,550)	(927,352)	-21.1%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru December 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	78,270,491	36	—	78,649,072	69.0%	10,166,085	88,815,157	80.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	3.3%
Fee Income	226,383	105,384	—	9,591,642	—	—	9,923,409	8.7%	51,566	9,974,975	9.0%
Late Charges	149,281	—	—	6,048,183	—	—	6,197,464	5.4%	1,064,348	7,261,812	6.6%

Total Interest Income	741,283	118,310	—	93,910,316	36	—	94,769,945	83.2%	14,957,402	109,727,347	99.4%
Interest Expense	113,794	52,912	0	4,099,428	5,446,383	—	9,712,517	8.5%	3,252,426	12,964,943	11.7%

Net Interest Income	627,489	65,398	(0)	89,810,887	(5,446,346)	—	85,057,428	74.7%	11,704,976	96,762,404	87.7%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,196,975)	—	—	(1,206,470)	-1.1%	(2,519,529)	(3,725,999)	-3.4%
Reserves	—	(20,000)	—	(1,378,328)	—	—	(1,398,328)	-1.2%	(7,657,559)	(9,055,887)	-8.2%
Cash	557,239	64,134	4,612	24,248,432	—	—	24,874,417	21.8%	21,309,765	46,184,181	41.8%

Total Provision	547,854	44,024	4,612	21,673,130	—	—	22,269,619	19.5%	11,132,677	33,402,295	30.3%
Net Interest included Provision	79,635	21,375	(4,612)	68,137,758	(5,446,346)	—	62,787,809		572,299	63,360,108
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	11,543,465	—	—	11,543,465	10.1%	1,588,287	13,131,752	11.9%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.7%	69,787	2,041,576	1.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,784	387,784	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	731,495	—	—	732,391	0.6%	—	732,391	0.7%
Other Income	—	256,832	2,042,382	1,608,314	986,036	—	4,893,564	4.3%	(20,528,504)	(15,634,941)	-14.2%

Total Direct Income	—	256,832	5,266,457	12,631,884	986,036	—	19,141,209	16.8%	(18,482,647)	658,562	0.6%
Total Revenue	741,283	375,142	5,266,457	106,542,200	986,072	—	113,911,154	100.0%	(3,525,245)	110,385,909	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	31,063,512	2,019,687	—	34,899,888	30.6%	5,116,963	40,016,851	36.3%
Commissions/Bonus	—	58,213	366,715	5,285,466	302,445	—	6,012,838	5.3%	481,502	6,494,340	5.9%
Benefits	6,989	12,842	142,412	3,400,769	92,682	—	3,655,694	3.2%	451,031	4,106,725	3.7%
Taxes	6,914	15,553	159,820	3,327,796	174,690	—	3,684,773	3.2%	576,977	4,261,750	3.9%
Other	—	—	66,338	237,238	83,006	—	386,582	0.3%	130,096	516,678	0.5%

Total Personnel	100,067	259,140	2,293,278	43,314,781	2,672,509	—	48,639,775	42.7%	6,756,569	55,396,343	50.2%
Building
Rent	392	9,889	184,677	4,353,781	244,075	—	4,792,814	4.2%	878,197	5,671,011	5.1%
Utilities	—	216	40,071	990,558	45,927	—	1,076,772	0.9%	152,604	1,229,376	1.1%
Depreciation	40,494	2,445	84,488	1,523,656	350,538	—	2,001,621	1.8%	602,538	2,604,159	2.4%
Other	428	257	—	333,869	12,079	—	346,633	0.3%	109,340	455,972	0.4%

Total Building	41,314	12,806	309,236	7,201,864	652,619	—	8,217,840	7.2%	1,742,678	9,960,518	9.0%
Telecommunications
Telephone	6,010	6,411	89,222	2,120,241	173,796	—	2,395,680	2.1%	393,871	2,789,551	2.5%
Computers	27,156	3,315	80,347	709,878	259,621	—	1,080,317	0.9%	380,097	1,460,413	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,181,082	456,997	—	3,867,853	3.4%	866,557	4,734,409	4.3%
Advertising	—	113	43,816	3,185,055	4,720	—	3,233,703	2.8%	163,736	3,397,439	3.1%
Reinsurance Claims Expense	—	—	—	1,203,738	—	—	1,203,738	1.1%	1,573,299	2,777,036	2.5%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.4%
Professional Fees	2,386	9,408	36,482	705,308	33,718,442	—	34,472,025	30.3%	97,227	34,569,252	31.3%
Collection Expense	1,860	51	—	41,820	—	—	43,731	0.0%	677,599	721,330	0.7%
Travel	—	6,620	24,540	2,175,647	127,780	—	2,334,589	2.0%	207,618	2,542,207	2.3%
Office Expense	23,071	3,158	52,550	2,626,565	241,805	—	2,947,148	2.6%	485,714	3,432,862	3.1%
Entertainment	—	68	—	114,985	35	—	115,088	0.1%	126	115,215	0.1%
Amortization	—	—	101,806	330,011	—	—	431,817	0.4%	12,568,082	12,999,899	11.8%
Taxes & Licenses	5,636	3,405	20,599	622,958	73,810	—	726,408	0.6%	202,096	928,504	0.8%
Other	1,326	29,298	567,361	2,606,462	(53,559)	—	3,150,889	2.8%	2,293,287	5,444,176	4.9%

Total Other Expense	30,033	35,930	742,315	6,300,980	262,092	—	7,371,350	6.5%	15,549,305	22,920,655	20.8%

Total Direct Expense	871,340	431,143	3,639,880	93,082,834	43,341,542	—	141,366,739	124.1%	42,437,722	183,804,461	166.5%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	13,437,508	(42,276,018)	—	(27,413,089)	-24.1%	(46,005,464)	(73,418,553)	-66.5%
Income Tax (34%)	—	—	66,684	4,738,636	5,481,666	—	10,286,986	9.0%	(6,674,996)	3,611,990	3.3%

Net Income	(130,057)	(56,002)	1,544,796	8,698,872	(47,757,684)	—	(37,700,074)	-33.1%	(39,330,468)	(77,030,543)	-69.8%

THAXTON MONTHLY OPERATING REPORT - December 2005	Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is

segregated	into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

12/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,575,483	9,208,849	—	10,784,332	(1,673)	—	(1,673)	10,782,659
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,431,722	—	—	75,431,722	3,675	—	3,675	75,435,397
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,400,843)	—	—	(13,400,843)	—	—	—	(13,400,843)
Loss Reserve	—	—	—	(8,569,921)	(10,000)	—	(8,579,921)	(180,125)	—	(180,125)	(8,760,046)
Unearned Insurance	—	—	—	(898,016)	—	—	(898,016)	(2,028,694)	(716,089)	(2,744,783)	(3,642,799)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,709,098	498,627	—	6,207,725	419,242	—	419,242	6,626,967
Accumulated Depreciation	—	—	—	(3,976,681)	(427,600)	—	(4,404,281)	(368,007)	—	(368,007)	(4,772,288)
Accounts Receivable	73,260	—	(102)	74,486	8,921	—	156,564	576,357	(10,820)	565,536	722,101
Repossessed Automobiles	—	—	—	—	—	—	—	88,828	—	88,828	88,828
Intercompany Balance	561,880	57,761	(3,410,817)	(33,866,311)	78,126,532	(6,248,675)	35,220,370	(45,983,068)	9,588,090	(36,394,978)	(1,174,607)
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(335,797)	—	—	(335,797)	—	—	—	(335,797)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	245,783	245,783	245,783
Prepaid Assets	—	—	—	828,589	4,281	—	832,870	7,341	—	7,341	840,211
Other Assets	—	—	—	595,356	5,158,938	—	5,754,294	1,647	81,055	82,702	5,836,996

Total Assets	635,140	57,761	(3,410,919)	41,367,212	116,926,156	(18,409,595)	137,165,755	(47,464,477)	9,188,019	(38,276,458)	98,889,297
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	4,737,061	—	4,738,570	32,347	—	32,347	4,770,917
Notes Payable	—	—	67,738	—	35,003,201	—	35,070,939	—	—	—	35,070,939
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	1,056,409	46,227	—	1,121,922	493,774	3,338,245	3,832,018	4,953,940
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,759,002	(4,600)	—	3,754,402	—	124,370	124,370	3,878,773
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities-Other	2,334	—	—	2,088,661	86,432	—	2,177,427	29,159	8,171	37,330	2,214,757
Other Liabilities	296,174	—	—	112,026	41,261	—	449,460	63,210	225,731	288,941	738,402

Total Liabilities	302,744	1,509	82,789	7,016,098	161,861,699	—	169,264,839	2,514,861	3,913,912	6,428,774	175,693,613
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,673	—	—	—	58,673
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,951)	(19,187,191)	(25,396,337)	(50,041,121)	4,751,932	(45,289,188)	(70,685,525)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	2,332	4,251,926	(19,402,542)	—	(15,172,697)	61,782	522,174	583,956	(14,588,740)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	34,351,114	(44,935,543)	(18,409,595)	(32,099,083)	(49,979,339)	5,274,107	(44,705,232)	(76,804,316)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	41,367,212	116,926,156	(18,409,595)	137,165,755	(47,464,477)	9,188,019	(38,276,458)	98,889,297

THAXTON MONTHLY OPERATING REPORT - December 2005

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	December 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$145,506.57	$145,506.57	Bi-Weekly	EFT	0
FICA-Employee	0	$99,819.64	$99,819.64	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,857.47	$2,857.47	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$376,207.66	$376,207.66	$0.00		$0.00

State and Local
Withholding	0	$30,045.17	$30,045.17	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$15,022.57	$15,022.57
Personal Property		9,575.25	$9,575.25
Other:	0	6,431.72	$6,431.72			0

Total State and Local Taxes	$0.00	$61,074.71	$61,074.71	$0.00		$0.00

TOTAL TAXES		$437,282.37	$437,282.37			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	December-06

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	40,086.96	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10,888.98	0.00	0.00	0.00	29,197.98
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	40,086.96	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10,888.98	0.00	0.00	0.00	29,197.98

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	41,477.14	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10,888.98	0.00	0.00	0.00	30,588.16
Employee Witholding of Insurance/etc	(4,176.93)														(4,176.93)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	37,300.21	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10,888.98	0.00	0.00	0.00	26,411.23

	2,786.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,786.75

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	40,086.96	0.00	40,086.96
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	40,086.96	0.00	40,086.96

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	41,477.14		41,477.14
Employee Witholding of Insurance/etc	0.00	(4,176.93)		(4,176.93)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	37,300.21	0.00	37,300.21

	0.00	2,786.75	0.00	2,786.75

PAYROLL - THE THAXTON GROUP

	Period Ending 12/9/2005	Period Ending 12/23/2005	Period Ending	Total
Corporate
Salary expense	$15,360.92	$13,566.92	$—	$28,927.84
FICA/FUTA/SUTA	$730.04	$592.80	$—	$1,322.84
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$16,259.70	$14,328.46	$—	$30,588.16
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$5,998.61	$—	$9,881.84
FICA/FUTA/SUTA	$292.11	$453.93	$—	$746.04
401(k) match	$98.82	$162.28	$—	$261.10
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.16	$6,614.82	$—	$10,888.98
Period Total	$20,533.86	$20,943.28	$—	$41,477.14
401(k) payable	$(865.23)	$(2,870.42)	$—	$(3,735.65)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(148.98)	$(148.98)	$—	$(297.96)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$19,447.99	$17,852.22	$—	$37,300.21
	$(1,085.87)	$(3,091.06)	$—	$(4,176.93)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$12,572.38	$12,572.38	$—	$25,144.76
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,295.49	$2,264.80	$—	$4,560.29
EE SS Tax	$744.65	$764.58	$—	$1,509.23
ER SS Tax	$744.65	$764.57	$—	$1,509.22
EE Med Tax	$277.50	$282.17	$—	$559.67
ER Med Tax	$277.50	$282.16	$—	$559.66
State/local Tax	$968.24	$921.56	$—	$1,889.80
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$1,567.58	$—	$—	$1,567.58

GRAND TOTAL	$19,447.99	$17,852.22	$—	$37,300.21

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$3,091.06	$—	$4,176.93

PAYROLL - TICO

	Period Ending 12/9/2005	Period Ending 12/23/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$5,998.61	$—	$9,881.84
FICA/FUTA/SUTA	$292.11	$453.93	$—	$746.04
401(k) match	$98.82	$162.28	$—	$261.10
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.16	$6,614.82	$—	$10,888.98
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.16	$6,614.82	$—	$10,888.98

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia December-06		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(22,195.14)	—	—	—	—	—		(22,195.14)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,388,806.22	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	130,865.60
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,388,806.22	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	130,865.60

Cash Disbursements - Loans
Gross Wages	1,287,540.85	178,504.16	143,238.75	50,907.65	6,391.89	348,085.64	155,140.15	405,272.61
Federal Tax	106,513.90	14,631.99	13,442.65	3,740.00	553.28	29,329.33	10,384.27	34,432.38
SS Tax	74,679.00	10,296.64	8,670.57	3,112.30	393.73	19,164.56	9,409.79	23,631.41
Med Tax	18,259.16	2,530.27	2,027.83	727.87	92.09	4,931.73	2,200.65	5,748.72
EIC	(245.89)	—	—	—	—	(145.78)	—	(100.11)
State Tax	28,089.83	6,628.41	229.92	1,689.00	237.82	13,739.72	5,499.42	65.54
Advance	1,503.42	—	—	200.00	—	353.42	—	950.00
Mileage	(39,519.14)	(6,330.05)	(2,624.15)	(1,275.96)	—	(9,460.92)	(6,830.54)	(12,997.52)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	664.97	—	274.00	—	—	293.16	—	97.81
STD	1,670.31	193.90	132.96	69.25	—	468.13	191.13	614.94
Medical	21,318.95	3,171.70	2,641.90	485.58	26.00	5,796.35	2,590.96	6,606.46
401K Loans	5,314.16	571.24	—	80.50	—	986.10	211.56	3,464.76
401K Deducts	10,843.69	2,276.03	230.68	521.68	—	3,091.97	444.21	4,279.12
AHL Dental	4,979.38	743.96	439.46	165.04	15.40	1,582.82	661.14	1,371.56
AHL Cancer	995.76	97.04	74.06	58.64	—	304.76	117.28	343.98
AHL Life	3,000.47	461.91	292.52	121.06	3.40	757.78	446.97	916.83
Flex Med	778.34	—	235.28	—	—	312.30	—	230.76
Dep Care	269.24	—	—	—	—	—	—	269.24
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	82.00	8.00	5.00	4.00	—	21.00	14.00	30.00
Garnishment	776.49	—	183.26	—	—	234.26	—	358.97
Bankrpc	1,025.00	160.00	—	865.00	—	—	—	—
Child support	7,905.66	550.00	652.50	463.36	—	1,462.64	1,499.56	3,277.60
Tax Levy	282.50	—	—	—	—	282.50	—	—
Fringe	19,272.81	1,086.88	1,382.82	291.57	—	10,143.33	—	6,368.21
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	268,460.01	37,077.92	28,291.26	11,318.89	1,321.72	83,649.16	26,840.40	79,960.66
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,626.22	710.00	835.76	1,328.36	—	1,979.40	1,499.56	3,636.57
Federal Tax	140,946.28	14,631.99	13,442.65	3,740.00	553.28	29,329.33	10,384.27	34,432.38
EE SS Tax	98,310.41	10,296.64	8,670.57	3,112.30	393.73	19,164.56	9,409.79	23,631.41
ER SS Tax	98,310.34	10,296.62	8,670.58	3,112.30	393.73	19,165.52	9,408.79	23,631.40
EE Med Tax	24,007.88	2,530.27	2,027.83	727.87	92.09	4,931.73	2,200.65	5,748.72
ER Med Tax	24,007.73	2,530.24	2,027.80	727.88	92.09	4,931.71	2,200.65	5,748.68
State Tax	28,155.37	6,628.41	229.92	1,689.00	237.82	13,739.72	5,499.42	65.54
Futa	2,857.47	271.43	313.35	118.42	28.18	524.99	343.82	628.64
Suta	11,739.12	2,074.38	861.44	273.77	95.08	2,001.51	1,310.80	2,561.07
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(13,555.07)	—	—	—	—	—	—	(13,555.07)

Book Balance per bank rec.	(13,555.07)		—		—	—		(13,555.07)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(22,195.14)	—	(22,195.14)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,388,806.22	—	1,388,806.22
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,388,806.22	—	1,388,806.22	—

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,287,540.85
Federal Tax	—	106,513.90
SS Tax	—	74,679.00	—	74,679.00
Med Tax	—	18,259.16
EIC	—	(245.89)	—	(245.89)
State Tax	—	28,089.83	—	28,089.83
Advance	—	1,503.42	—	1,503.42
Mileage	—	(39,519.14)	—	(39,519.14)
Miscellaneous	—	—	—	—
Shortage	—	664.97	—	664.97
STD	—	1,670.31	—	1,670.31
Medical	—	21,318.95	—	21,318.95
401K Loans	—	5,314.16	—	5,314.16
401K Deducts	—	10,843.69	—	10,843.69
AHL Dental	—	4,979.38	—	4,979.38
AHL Cancer	—	995.76	—	995.76
AHL Life	—	3,000.47	—	3,000.47
Flex Med	—	778.34	—	778.34
Dep Care	—	269.24	—	269.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	82.00	—	82.00
Garnishment	—	776.49	—	776.49
Bankrpc	—	1,025.00	—	1,025.00
Child support	—	7,905.66	—	7,905.66
Tax Levy	—	282.50	—	282.50
Fringe	—	19,272.81	—	19,272.81
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	268,460.01	—	268,460.01
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	13,626.22	—	13,626.22
Federal Tax	—	140,946.28		140,946.28
EE SS Tax	—	98,310.41		98,310.41
ER SS Tax	—	98,310.34		98,310.34
EE Med Tax	—	24,007.88		24,007.88
ER Med Tax	—	24,007.73		24,007.73
State Tax	—	28,155.37		28,155.37
Futa	—	2,857.47		2,857.47
Suta	—	11,739.12		11,739.12
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(13,555.07)	—	(13,555.07)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	December-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$71,546,416
Plus Amounts billed during the period	$13,648,494
Sold Receivables during month
Less Amounts collected during the period	($9,763,188)
Total Accounts Receivable at the end of the reporting period	$75,431,722

Amount
Accounts Receivable Aging
0-30 days old	$70,419,631
31-60 days old	$2,104,574
61-90 days old	$1,264,142
91+ days old	$1,643,375
Total Accounts Receivable	$75,431,722
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$75,431,722

DEBTOR QUESTIONNAIRE

	Yes	No
Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 12/31/2005

Aged Accounts Receivable

(Gross Balance as of 12/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$67,196,595	$67,196,595	$—	$—	$—
Potential (1-30)	$3,223,036	$3,223,036	$—	$—	$—
31-60 Days	$2,104,574	$2,104,574	$—	$—	$—
61-90 Days	$1,264,142	$1,264,142	$—	$—	$—
91 and Over	$1,643,375	$1,643,375	$—	$—	$—
Total Delinquency	$8,235,128	$8,235,128	$—	$—	$—

Total Gross Receivables	$75,431,722	$75,431,722	$—	$—	$—

Post Accounts Payable
(As of 12/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	L/AR Split 2003\ Weekly Loans Rec\ Page 96 THAXTON MONTHLY OPERATING REPORT - December 2005, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Dec-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC-Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	0.00	6,248,675.00	75,194,150.62	—	—	(3,410,817.00)	57,761.00	574,391.00	—	(33,354,924.98)	(46,109,611.64)
Cash Transfers between companies	(0.00)		2,813,737.71							(2,819,267.83)	5,530.12
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		19,924.18					(12,511.00)		6,683.94	(14,097.12)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	(0.00)		237,711.47							(236,640.54)	(1,070.93)
Payroll	—		(2,809.59)							2,809.59
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(136,182.00)								136,182.00
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 12/31/05	(0.00)	6,248,675.00	78,126,532.39	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(36,401,339.82)	(45,983,067.57)

	(0.00)	6,248,675.00	78,126,532.39	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(36,401,339.82)	(45,983,067.57)

Balance Sheet - December 31, 2005	—	6,248,675.00	78,126,532.00			(3,410,817.00)	57,761.00	561,880.00		(36,401,340.00)	(45,983,068.00)